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                                        August 1, 1996

Sequa Corporation
200 Park Avenue
New York, NY  10166


Attention:  Jenny S. Kade,
            Assistant Treasurer


            Re:     Consent to Make Restricted Payment
            ---     ----------------------------------

          Reference is made to the Amended and Restated Credit Agreement dated as of December 14, 1993, among Sequa Corporation (the "Borrower"), The Bank of New York, as Administrative Agent, The Bank of New York, The Bank of Nova Scotia and Chemical Bank, as Managing Agents, Bank of America, NT&SA, Chase Manhattan Bank, N.A. and The Nippon Credit Bank, Ltd., as Co-Agents, and the Banks listed on the signature pages thereof (as amended from time to time, the "Credit Agreement") (capitalized terms used and not defined herein shall have the meanings ascribed thereto in the Credit Agreement).

          The Required Banks hereby consent to the making of a Restricted Payment by the Borrower for the purpose of repurchasing shares of its Capital Securities (the "Repurchased Stock"), notwithstanding Section 4.06 of the Credit Agreement; provided, that (i) such Restricted Payment shall not exceed ten million Dollars ($10,000,000) and (ii) no Default or Event of Default shall have occurred and be continuing at the time such Restricted Payment is made or at the time the Borrower becomes obligated to make such Restricted Payment, and no Default or Event of Default shall result from the making of such Restricted Payment or the purchase of the Repurchased Stock by the Borrower.

          This consent shall become effective as of the date
hereof on the first date upon which this consent has been
executed by the Required Banks.
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          This consent may be executed in any number of
counterparts and on separate counterparts, each of which shall be deemed to be an original and shall be binding upon the parties, their successors and assigns.

                    THE BANK OF NEW YORK



                    By_____________________________________

                      Name:
                      Title:


                    THE BANK OF NOVA SCOTIA



                    By_____________________________________
                      Name:
                      Title:


                    BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                         ASSOCIATION



                    By_____________________________________
                      Name:
                      Title:


                    THE CHASE MANHATTAN BANK



                    By_____________________________________
                      Name:
                      Title:


                    THE NIPPON CREDIT BANK, LTD.



                    By_____________________________________
                      Name:
                      Title:



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                    BANK BRUSSELS LAMBERT, NEW YORK BRANCH



                    By_____________________________________
                      Name:
                      Title:



                    By_____________________________________
                      Name:
                      Title: